                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                               _______________


                                   FORM 8-K

                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  July 24, 1995
                                         -------------
                      (Date of Earliest Event Reported)


                                  RPM, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


           Ohio                       0-5132              34-6550857
- ----------------------------       -----------         ----------------
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
      of Incorporation)            File Number)       Identification No.)


          P.O. Box 777, 2628 Pearl Road, Medina, Ohio        44258
      --------------------------------------------------------------
           (Address of Principal Executive Offices)       (Zip Code)


       Registrant's telephone number, including area code  (216) 273-5090
                                                           --------------
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Item 5.  Other Events.
- ----------------------
                 On July 24, 1995, RPM, Inc., an Ohio corporation (the "Company") entered into a Plan and Agreement of Merger (the "Merger Agreement") with Narragansett/DSI Acquisition Co., Inc., a Delaware corporation ("NDSI"), and its Securityholders (as defined in the Merger Agreement). Pursuant to the Merger Agreement the Company agreed to acquire NDSI through the merger (the "Merger") of the Company's wholly owned subsidiary, RPM of Delaware, Inc., a Delaware corporation, with and into NDSI, whereby NDSI would become a wholly owned subsidiary of the Company. NDSI is a non-operating holding company with one direct wholly owned operating subsidiary, Dryvit Systems, Inc., a Rhode Island corporation ("Dryvit").

                 The completion of the Merger is subject to customary conditions, including governmental approvals, and concurrent Securities and Exchange Commission registration for resale of the 3,200,000 Common Shares of the Company to be issued to certain of the Securityholders of NDSI in the Merger. A copy of the Merger Agreement is filed as an Exhibit hereto.

                 Dryvit manufactures, distributes and markets insulated, exterior wall materials, which are used in both new and retrofit construction. Dryvit's products have been used in the construction and renovation of buildings ranging from shopping malls and office buildings to residential housing.

                 As consideration for the acquisition of NDSI, the Company (i) will pay $47,000,000 in cash to the Securityholders of NDSI, of which approximately $14,500,000 will be used to repay indebtedness of NDSI, and (ii) issue 3,200,000 Common Shares to certain of the Securityholders. The value of the Common Shares to be issued in connection with the Merger will be determined using the average of the market price of the Common Shares over a 10-day trading period ending two days prior to the consummation of the Merger.

                 The Company intends to pay the cash portion of the purchase price pursuant to an advance under its current revolving credit facility with National City Bank and The First National Bank of Chicago, as co-agents, and The Chase Manhattan Bank (National Association), as administrative agent.

                 There are no material relationships between NDSI and the Company or any of their affiliates, directors or officers.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Businesses Acquired.
         -------------------------------------------
         Not Applicable.

(b)      Pro Forma Financial Information.
         -------------------------------
         Not Applicable.

(c)      Exhibits.
         --------

      Exhibit No.
      -----------
          2.1 Plan and Agreement of Merger, dated July 24, 1995 (without Exhibits and Schedules), by and among the Company, Subsidiary, NDSI and the Securityholders of
                         NDSI  . . . . . . . . . . . . . . . . . . . . . . . .

         23.1            Consent of KPMG Peat Marwick LLP  . . . . . . . . . .



         99.1 Narragansett/DSI Acquisition Co., Inc. and Subsidiaries Consolidated Financial Statements as of
                         December 31, 1994.  . . . . . . . . . . . . . . . . .

                                 Independent Auditors' Report

                                 Consolidated Balance Sheets

                                 Consolidated Statements of Income

                                 Consolidated Statements of Changes in
                                 Stockholder's Equity

                                 Consolidated Statements of Cash Flows

                                 Notes to Consolidated Financial Statements



         99.2 RPM, Inc. and Subsidiaries and Narragansett/DSI Acquisition Co., Inc. -- Pro Forma Condensed Combined
                         Financial Statements (Unaudited)  . . . . . . . . . .

                                 Pro Forma Condensed Combined Balance Sheet of RPM, Inc. and Subsidiaries and
                                 Narragansett/DSI Acquisition Co., Inc. as of
                                 February 28, 1995 (Unaudited)

                                 Pro Forma Condensed Combined Statement of
                                 Income of RPM, Inc. and Subsidiaries and
                                 Narragansett/DSI Acquisition Co., Inc. for the Fiscal Year ended May 31, 1994 (Unaudited)

                                 Pro Forma Condensed Combined Statement of
                                 Income of RPM, Inc. and Subsidiaries and
                                 Narragansett/DSI Acquisition Co., Inc. for the nine months ended February 28, 1995 (Unaudited)
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                                  SIGNATURES
                                  ----------

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  RPM, INC.

                                                  /s/ Frank C. Sullivan
                                                  -----------------------------
                                                  Frank C. Sullivan,
                                                  Vice President and Chief
                                                  Financial Officer

DATE:  July 31, 1995
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                                EXHIBIT INDEX

                                                             PAGINATION
                                                                 BY
                                                             SEQUENTIAL
EXHIBIT                       EXHIBIT                        NUMBERING
NUMBER                      DESCRIPTION                        SYSTEM
- -------                     -----------                      ----------

2.1           Plan and Agreement of Merger, dated
              July 24, 1995 (without Exhibits and
              Schedules), by and among the Company,
              Subsidiary, NDSI and the
              Securityholders of NDSI . . . . . . . . .

23.1          Consent of KPMG Peat Marwick LLP  . . . .

99.1          NDSI and Subsidiaries Consolidated
              Financial Statements  . . . . . . . . . .

99.2          RPM, Inc. and Subsidiaries and NDSI Pro
              Forma Condensed Combined Financial
              Statements  . . . . . . . . . . . . . . .